Listing Report:Supplement No. 62 dated Apr 08, 2011 to Prospectus dated Mar 04, 2011
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Mar 04, 2011 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Mar 04, 2011 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 497263
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$4,900	Estimated loss*:	4.95%
Term:	36 months

Lender yield:	9.99%	Borrower rate/APR:	10.99% / 13.11%	Monthly payment:	$229.14

Lender servicing fee:	1.00%	Effective Yield*:	9.83%
		Estimated return*:	4.88%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Oct-2004	Debt/Income ratio:	14%
Credit score:	700-719 (Mar-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	1y 0m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,493	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	23%
		Homeownership:	No
Screen name:	sensational-penny	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 100% )	700-719 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	0 ( 0% )	720-739 (Mar-2010) 720-739 (Feb-2010)
Principal balance:	$2,866.43	31+ days late:	0 ( 0% )
Total payments billed:	11
Description
My loan for an auto purchase
Purpose of loan:
This loan will be used to purchase a car needed for work.

My financial situation:
I am a good candidate for this loan because I always pay my bills on time and I have never failed to pay back a loan.

Monthly net income: 3500$
Monthly expenses: $
Housing: 975$
Insurance: 30$
Car expenses: 0$
Utilities: 30$
Phone, cable, internet: 20$
Food, entertainment: 500$
Clothing, household expenses: 100$
Credit cards and other loans: 400$
Other expenses: 300$
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 498915
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$5,250	Estimated loss*:	10.80%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$302.14

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.57%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Apr-2006	Debt/Income ratio:	22%
Credit score:	640-659 (Mar-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 2	Length of status:	0y 8m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$193	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	12%
		Homeownership:	No
Screen name:	tender-benefit411	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
No description was provided by the borrower.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 500751
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	10.80%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$402.85

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.57%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jan-1992	Debt/Income ratio:	31%
Credit score:	760-779 (Apr-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 7	Length of status:	0y 6m
Amount delinquent:	$0	Total credit lines:	29	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,451	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	74%
		Homeownership:	No
Screen name:	leverage-magnate2	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Professional
Purpose of loan: This loan will be used to consolidate outstanding tax issues related to prior years.

My financial situation:
I am a great candidate for this loan, in over 25 plus years I have never missed a payment, I do not wish to use credit and would prefer a loan to pay off debt.

Monthly net income: $8,066.66
Monthly expenses: $
Housing: $921.00
Insurance: $90
Car expenses: $312.00
Utilities: $100.00
Phone, cable, internet: $90.00
Food, entertainment: $250.00
Clothing, household expenses: $
Credit cards and other loans: $745.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 500993
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	5.95%
Term:	60 months

Lender yield:	15.99%	Borrower rate/APR:	16.99% / 18.41%	Monthly payment:	$372.71

Lender servicing fee:	1.00%	Effective Yield*:	15.71%
		Estimated return*:	9.76%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Dec-1993	Debt/Income ratio:	12%
Credit score:	760-779 (Apr-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 12	Length of status:	18y 10m
Amount delinquent:	$0	Total credit lines:	40	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$16,643	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	38%
		Homeownership:	No
Screen name:	magma571	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $144000
Monthly expenses: $1300
Housing: $0
Insurance: $
Car expenses: $500
Utilities: $0
Phone, cable, internet: $200
Food, entertainment: $200
Clothing, household expenses: $0
Credit cards and other loans: $400
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 501357
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$4,900	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	27.99%	Borrower rate/APR:	28.99% / 32.58%	Monthly payment:	$293.30

Lender servicing fee:	1.00%	Effective Yield*:	26.71%
		Estimated return*:	12.01%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Dec-1995	Debt/Income ratio:	16%
Credit score:	720-739 (Apr-2011)	Inquiries last 6m:	7	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 6	Length of status:	3y 0m
Amount delinquent:	$0	Total credit lines:	36	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,827	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Bankcard utilization:	29%
		Homeownership:	Yes
Screen name:	a-silver-booster	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	7 ( 100% )	720-739 (Latest)
Principal borrowed:	$1,000.00	< 31 days late:	0 ( 0% )	640-659 (Jan-2010)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	7
Description
Buy-out my business partner
This loan will be used to...

....to buy my partner?s share of ownership in our company. We are currently 50-50 owners and I wish to purchase his 50% ownership. This is a new company, started in February of 2010 and only had $5,000 in revenue last year with a 68% net profit. This company is currently debt free and very low overhead. I work a full-time job during the day, and manage this company from home at night.
6-month revenue projection: $18,000

6 months of hired overseas labor: $4,000
6 months of sales marketing expenses: $1,700
6 months of utilities (internet and phone): $1,000
6 months of loan payments (this loan): $1,800

Total 6-month Expenses: $8,500
Ownership Purchase: $5,000
Less personal savings: -$2,000
Less 25% Revenue: -$4,500

Total Loan Requested: $7,000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 501365
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$5,600	Estimated loss*:	8.70%
Term:	36 months

Lender yield:	18.49%	Borrower rate/APR:	19.49% / 22.87%	Monthly payment:	$295.23

Lender servicing fee:	1.00%	Effective Yield*:	18.06%
		Estimated return*:	9.36%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jul-1995	Debt/Income ratio:	8%
Credit score:	660-679 (Apr-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	1y 9m
Amount delinquent:	$0	Total credit lines:	27	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$2,799	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	28	Bankcard utilization:	20%
		Homeownership:	No
Screen name:	brightest-terrific-euro	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Reducing debt
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...I pay my bills! I would like to pay everything off quickly, I feel that this would be the best option for me at this time.

Monthly net income: $4600
Monthly expenses: $
Housing: $1200
Insurance: $100
Car expenses: $320
Utilities: $200
Phone, cable, internet: $0
Food, entertainment: $100
Clothing, household expenses: $
Credit cards and other loans: $500
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 501369
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	18.30%
Term:	36 months

Lender yield:	30.25%	Borrower rate/APR:	31.25% / 34.89%	Monthly payment:	$86.28

Lender servicing fee:	1.00%	Effective Yield*:	28.48%
		Estimated return*:	10.18%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jan-2000	Debt/Income ratio:	56%
Credit score:	640-659 (Apr-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	2y 8m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Student - College G...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$26,123	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	115%
		Homeownership:	No
Screen name:	pcward	Borrower's state:	Utah	Borrower's group:	College Graduates with Good Credit Potential
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	9 ( 100% )	640-659 (Latest)
Principal borrowed:	$3,000.00	< 31 days late:	0 ( 0% )	(Feb-2006)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	9
Description
Phd student neeeds car maintenance
Purpose of loan:
This loan will be used to replace the timing belt on my 2005 Subaru, before the belt snaps and the engine is toast.

My financial situation:
I am a good candidate for this loan because I have never had a late payment of any kind.

Monthly net income: $1600
Monthly expenses: $1280
Housing: $500
Insurance: $80
Car expenses: $100
Utilities: $0
Phone, cable, internet: $50
Food, entertainment: $150
Clothing, household expenses: $50
Credit cards and other loans: $300
Other expenses: $50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 501371
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	18.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	10.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Aug-2003	Debt/Income ratio:	47%
Credit score:	640-659 (Apr-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	21 / 21	Length of status:	2y 10m
Amount delinquent:	$0	Total credit lines:	23	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$13,371	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	65%
		Homeownership:	Yes
Screen name:	power-armada4	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Success Jar
Purpose of loan:
This loan will be used to improve my financial situation.

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $1400
Monthly expenses: $
Housing: $700
Insurance: $125
Car expenses: $75
Utilities: $
Phone, cable, internet: $125
Food, entertainment: $100
Clothing, household expenses: $100
Credit cards and other loans: $500/month
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 501373
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	8.70%
Term:	36 months

Lender yield:	18.49%	Borrower rate/APR:	19.49% / 22.87%	Monthly payment:	$553.56

Lender servicing fee:	1.00%	Effective Yield*:	18.06%
		Estimated return*:	9.36%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jan-2004	Debt/Income ratio:	14%
Credit score:	700-719 (Apr-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	2y 10m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,360	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	16%
		Homeownership:	No
Screen name:	supercath	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Third time listing's the charm...
This loan will be used to fill in a funding gap for a feature length film I am financing myself. I have saved up my money for this project for the past three years and we are ready to start production. The budget is $80,000 and we have $60,000. Rather than wait another year, I wanted to take out a loan now, since all the other pieces (cast, locations) are in place and ready to go.

My financial situation: I am a good candidate for this loan because I budget myself and my projects very strictly. I have had my current job for almost three years, during which time I have been saving money and attained a great credit score. I have never had a late payment or defaulted on any financial obligation. I hope you will therefore see me as an excellent candidate with whom to invest your money.

My first listing was cancelled as my HR rep at work did not get back to Prosper employment verification in time. My second listing did not fund. Thank you for reading and I appreciate your time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 501383
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$22,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$15,400	Estimated loss*:	3.50%
Term:	36 months

Lender yield:	7.90%	Borrower rate/APR:	8.90% / 10.99%	Monthly payment:	$698.57

Lender servicing fee:	1.00%	Effective Yield*:	7.88%
		Estimated return*:	4.38%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Jan-1985	Debt/Income ratio:	10%
Credit score:	840-859 (Apr-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	20 / 20	Length of status:	11y 4m
Amount delinquent:	$0	Total credit lines:	39	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,987	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	2%
		Homeownership:	Yes
Screen name:	FinFtWash	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Solid Loan
Purpose of loan:

This loan will be used to...
Install a Patio, Retainer Wall, Hardscape, etc.

My financial situation:

I am a good candidate for this loan because...
I have solid (above average) credit and solid income with the same employer since 1999.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 501389
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	18.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	10.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Apr-1996	Debt/Income ratio:	29%
Credit score:	680-699 (Apr-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	3y 9m
Amount delinquent:	$0	Total credit lines:	9	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$465	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	93%
		Homeownership:	Yes
Screen name:	currency-equilibrium2	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
borrower
Purpose of loan:
This loan will be used to...pay off another loan, pay for work on car

My financial situation: okay, but another loan interest rate is to high
I am a good candidate for this loan because...I do not have any bills other than normal gas&electric, home owers, car ins.

Monthly net income: $3,000
Monthly expenses: $1,700 est., not the same each month
Housing: $1147.73
Insurance: $36.36
Car expenses: $0
Utilities: $30.00 various up to $56 depending on weather
Phone, cable, internet: $146.00
Food, entertainment: $200 varies w/coupons
Clothing, household expenses: $50-$80 depends on what is need
Credit cards and other loans: $20.00
Other expenses: $ car ins. 56.00 for 4 months not every month
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 501399
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	8.70%
Term:	60 months

Lender yield:	21.49%	Borrower rate/APR:	22.49% / 24.76%	Monthly payment:	$418.47

Lender servicing fee:	1.00%	Effective Yield*:	20.98%
		Estimated return*:	12.28%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Sep-1988	Debt/Income ratio:	12%
Credit score:	660-679 (Apr-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	4 / 4	Length of status:	4y 0m
Amount delinquent:	$89	Total credit lines:	14	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$2,261	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	12	Bankcard utilization:	62%
		Homeownership:	No
Screen name:	handy-auction1	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Investment Needed for Infertility
Purpose of loan:
This loan will be used to pay for a portion of invitro fertilization treatments at Northern California Fertility Medical Center in Roseville, CA. My husband and I have been trying to conceive for the past 1.5 years unsuccessfully and have decided to try medical assistance. Having a family is the most important thing to us, we absolutley love children and we have so so much love to give.

My financial situation:
I am a good candidate for this loan because I am well-educated and responsible and have a stable, well-paying career.

Monthly net income: $ 4300
Monthly expenses: $ 3450
Housing: $1350
Insurance: $ 350
Car expenses: $ 250
Utilities: $ 300
Phone, cable, internet: $ 100
Food, entertainment: $ 700
Clothing, household expenses: $ 150
Credit cards and other loans: $ 250
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 501405
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	10.80%
Term:	60 months

Lender yield:	27.99%	Borrower rate/APR:	28.99% / 31.42%	Monthly payment:	$476.04

Lender servicing fee:	1.00%	Effective Yield*:	27.29%
		Estimated return*:	16.49%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Dec-1997	Debt/Income ratio:	10%
Credit score:	680-699 (Apr-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	4 / 4	Length of status:	24y 3m
Amount delinquent:	$526	Total credit lines:	8	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$10,707	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	82%
		Homeownership:	No
Screen name:	equitable-dedication2	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business loan
Purpose of loan: Business loan
This loan will be used to...Fund new business opportunities

My financial situation:
I am a good candidate for this loan because...Our business model has a high return

Monthly net income: $ 120,000
Monthly expenses: $
Housing: $ 4200
Insurance: $ 300
Car expenses: $ 198.00
Utilities: $ 500.00
Phone, cable, internet: $112.00
Food, entertainment: $ 200.00
Clothing, household expenses: $ 300.00
Credit cards and other loans: $ 400.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 501413
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$4,200	Estimated loss*:	3.50%
Term:	36 months

Lender yield:	7.90%	Borrower rate/APR:	8.90% / 10.99%	Monthly payment:	$190.52

Lender servicing fee:	1.00%	Effective Yield*:	7.88%
		Estimated return*:	4.38%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Jun-2007	Debt/Income ratio:	7%
Credit score:	740-759 (Apr-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	4y 5m
Amount delinquent:	$0	Total credit lines:	6	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$900	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	18%
		Homeownership:	No
Screen name:	independent-point5	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Motorcycle loan
Purpose of loan:
This loan will be used to purchase a Harley Davidson.

My financial situation:
I am a good candidate for this loan because i actually just need it for 3-4 month. I am planning to pay it back earlier than 3 years (actually in a couple of months). Just 6k are missing to fund my dream bike.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 501415
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$4,200	Estimated loss*:	10.80%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$241.71

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.57%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Dec-1982	Debt/Income ratio:	17%
Credit score:	720-739 (Mar-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	19 / 14	Length of status:	26y 6m
Amount delinquent:	$0	Total credit lines:	55	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$37,791	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	90%
		Homeownership:	Yes
Screen name:	doglove	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan for Home Improvement
Purpose of loan:
This loan will be used to...Complete some home repairs and improvements, such as plumbing, and electrical update.

My financial situation:
I am a good candidate for this loan because I have a very good credit score. I always pay every one of my bills on time. In addition, I have a secure job at which I am working at for 27 years.

Monthly net income: $5500
Monthly expenses: $3870 My husband helps pay these bills as well.
Housing: $1650
Insurance: $80
Car expenses: $60
Utilities: $150
Phone, cable, internet: $80
Food, entertainment: $300
Clothing, household expenses: $50
Credit cards and other loans: $1500
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 501433
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	10.80%
Term:	60 months

Lender yield:	27.99%	Borrower rate/APR:	28.99% / 31.42%	Monthly payment:	$476.04

Lender servicing fee:	1.00%	Effective Yield*:	27.29%
		Estimated return*:	16.49%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Aug-1986	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-759 (Apr-2011)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	1	Current / open credit lines:	12 / 12	Length of status:	15y 3m
Amount delinquent:	$41,020	Total credit lines:	38	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$39,070	Stated income:	$100,000+
Delinquencies in last 7y:	6	Bankcard utilization:	46%
		Homeownership:	Yes
Screen name:	dissector8	Borrower's state:	WestVirginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Card Debt Payoff
Purpose of loan:
This loan will be used to...payoff debt

My financial situation:
I am a good candidate for this loan because...my business cash flow is over 20,000 monthly.

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 500790
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$12,500.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$12,500	Estimated loss*:	10.80%
Term:	60 months

Lender yield:	27.99%	Borrower rate/APR:	28.99% / 31.42%	Monthly payment:	$396.70

Lender servicing fee:	1.00%	Effective Yield*:	27.29%
		Estimated return*:	16.49%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jan-1988	Debt/Income ratio:	15%
Credit score:	680-699 (Apr-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	6 / 3	Length of status:	3y 3m
Amount delinquent:	$234	Total credit lines:	20	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,261	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	70%
		Homeownership:	Yes
Screen name:	platinum-achievement4	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Dlc
Purpose of loan:
This loan will be used to...purchase a used boat.

My financial situation:
I am a good candidate for this loan because...I have a good income.

Monthly net income: $4439
Monthly expenses: $
Housing: $1236
Insurance: $90
Car expenses: $
Utilities: $250
Phone, cable, internet: $220
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $436
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 501088
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$5,600	Estimated loss*:	10.80%
Term:	60 months

Lender yield:	27.99%	Borrower rate/APR:	28.99% / 31.42%	Monthly payment:	$253.89

Lender servicing fee:	1.00%	Effective Yield*:	27.29%
		Estimated return*:	16.49%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Feb-1999	Debt/Income ratio:	16%
Credit score:	640-659 (Apr-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	4y 7m
Amount delinquent:	$0	Total credit lines:	7	Occupation:	Scientist
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$28,766	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	94%
		Homeownership:	No
Screen name:	spy724	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidation
Purpose of loan: I'm using the loan for consolidation of my credit card
This loan will be used to...pay off a higher interest card and

My financial situation: Is very stable. I have never missed a payment and my credit score is quite good.
I am a good candidate for this loan because...of my non-deliquent payment history, stable employment (4+ years) in the healthcare industry. I'm intent on paying down the loan so that I can purchase a house and have moved back home to maximize my payoff rates.

Monthly net income: $3600 net
Monthly expenses: $500
Housing: $1000 per month
Insurance: $300 per year
Car expenses: $80 gase
Utilities: $15 per month
Phone, cable, internet: $79 per month
Food, entertainment: $100 per month
Clothing, household expenses: $0
Credit cards and other loans: $7200 total amount on credit card/ paying minimum 255.00 per month, but interest rate too high so return on investment per month is low
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 501272
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,500.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$2,500	Estimated loss*:	8.70%
Term:	36 months

Lender yield:	18.49%	Borrower rate/APR:	19.49% / 22.87%	Monthly payment:	$92.26

Lender servicing fee:	1.00%	Effective Yield*:	18.06%
		Estimated return*:	9.36%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jun-1996	Debt/Income ratio:	2%
Credit score:	700-719 (Apr-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 4	Length of status:	19y 7m
Amount delinquent:	$0	Total credit lines:	28	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$2,326	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	1	Bankcard utilization:	83%
		Homeownership:	Yes
Screen name:	booster5	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
identity
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...I have a good income and am able to pay off the loan before the loan matures.Just having some medical bills that need to be paid upfront.

Monthly net income: $7296
Monthly expenses: $ 155 Student loan
Medical - Reason for Loan (dental and medical) owe $2500
Housing: $1305
Insurance: $50 auto (all other ins deducted from pay)
Car expenses: Fuel $100 (no car payment)
Utilities: $160
Phone, cable, internet: $115
Food, entertainment: $600
Clothing, household expenses: $60
Credit cards and other loans: $150
Other expenses: $ 75 prescriptions
charity - 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 501354
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$4,900	Estimated loss*:	9.80%
Term:	36 months

Lender yield:	20.99%	Borrower rate/APR:	21.99% / 25.42%	Monthly payment:	$267.30

Lender servicing fee:	1.00%	Effective Yield*:	20.48%
		Estimated return*:	10.68%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	May-1993	Debt/Income ratio:	46%
Credit score:	740-759 (Apr-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	8y 3m
Amount delinquent:	$0	Total credit lines:	30	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$11,734	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Bankcard utilization:	48%
		Homeownership:	Yes
Screen name:	1ellaben1	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	35 ( 100% )	740-759 (Latest)
Principal borrowed:	$7,000.00	< 31 days late:	0 ( 0% )	820-839 (Apr-2008)
Principal balance:	$217.06	31+ days late:	0 ( 0% )
Total payments billed:	35
Description
1ellaben1
Purpose of loan:
This loan will be used to...
consalidate credit cards and loans to one.
My financial situation: Good
I am a good candidate for this loan because...
I always pay my bills!!

Monthly net income: $3500.00
Monthly expenses: $1300.00
Housing: $800.00
Insurance: $124.00
Car expenses: paid off
Utilities: $214.00
Phone, cable, internet: $86.00
Food, entertainment: $200.00
Clothing, household expenses: $100.00
Credit cards and other loans: $400.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 501372
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	18.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	10.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jan-2006	Debt/Income ratio:	21%
Credit score:	640-659 (Apr-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	2y 6m
Amount delinquent:	$0	Total credit lines:	5	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,990	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	99%
		Homeownership:	No
Screen name:	exchange-concerto	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Creation of Marketplace Website
Purpose of loan:
This loan will be used to create a marketplace website and fund a marketing campaign. The site will be launched within two months and is expected to pay off the loan by the first month of operation.

My financial situation:
I am a good candidate for this loan because I earn enough money from my current full time job to pay the loan. I can make the payments easily even if the website doesn't perform as well as projected.

Monthly net income: $3,120
Monthly expenses: $75
Housing: $465
Insurance: $100
Car expenses: $80
Utilities: $40
Phone, cable, internet: $72
Food, entertainment: $150
Clothing, household expenses: $50
Credit cards and other loans: $480
Other expenses: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 501374
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,100	Estimated loss*:	18.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$130.65

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	10.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Aug-1995	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Mar-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 5	Length of status:	7y 7m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$13,813	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	94%
		Homeownership:	No
Screen name:	payout-triumph6	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
JA3287pe
Purpose of loan: Debt Consolidation
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...I intend to pay back as I am supposed to. I understand the terms and such and view this is a an opportunity to consolidate my debt and have a fresh start. I have no extra expenses. I currently work, and also I am going through the process of enrolling in school for Health Information to first ascertain my Associate's degree and then my Bachelor's degree.

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 501380
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	8.70%
Term:	60 months

Lender yield:	21.49%	Borrower rate/APR:	22.49% / 24.76%	Monthly payment:	$418.47

Lender servicing fee:	1.00%	Effective Yield*:	20.98%
		Estimated return*:	12.28%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Sep-1992	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Mar-2011)	Inquiries last 6m:	0	Employment status:	Not employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	5y 4m
Amount delinquent:	$0	Total credit lines:	31	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,971
Delinquencies in last 7y:	5	Bankcard utilization:	13%
		Homeownership:	No
Screen name:	finance-icon2	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Magpie
Purpose of loan: Wedding
This loan will be used to...help pay for sons wedding

My financial situation:
I am a good candidate for this loan because...I will make the monthly payments timely and this money will be very helpful

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 501386
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$4,900	Estimated loss*:	10.80%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$282.00

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.57%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Oct-1988	Debt/Income ratio:	9%
Credit score:	720-739 (Apr-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 9	Length of status:	4y 8m
Amount delinquent:	$0	Total credit lines:	30	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$8,845	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	89%
		Homeownership:	Yes
Screen name:	kindness-samaritan3	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
I am in control
Purpose of loan: Debt Payoff
This loan will be used to... Pay off Credit card debt given to me by my ex.

My financial situation: Is good.
I am a good candidate for this loan because... I work hard and pay my bills. I occasionally pay a week late but always pay. I have taken control of this by online payments which are on time. I wish to pay off credit cards and then destroy them. I recently divorced and needed to use credit cards to pay for expenses. Now on track and strong.

Monthly net income: $4300.00
Monthly expenses: $3280.00
Housing: $ 1670.00
Insurance: $ 135.00
Car expenses: $ 150.00
Utilities: $320.00
Phone, cable, internet: $180.00
Food, entertainment: $ 400.00
Clothing, household expenses: $ 100.00
Credit cards and other loans: $9036.00
Other expenses: $ 200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 501394
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$4,900	Estimated loss*:	10.80%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$282.00

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.57%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Mar-1999	Debt/Income ratio:	9%
Credit score:	680-699 (Apr-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	12	Current / open credit lines:	10 / 10	Length of status:	11y 3m
Amount delinquent:	$15,591	Total credit lines:	44	Occupation:	Fireman
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,698	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	31	Bankcard utilization:	19%
		Homeownership:	Yes
Screen name:	gonzo91	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my ex's debt..
No description was provided by the borrower.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 501396
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$25,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$25,000	Estimated loss*:	1.55%
Term:	36 months

Lender yield:	5.55%	Borrower rate/APR:	6.55% / 6.89%	Monthly payment:	$766.79

Lender servicing fee:	1.00%	Effective Yield*:	5.55%
		Estimated return*:	4.00%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Jul-1984	Debt/Income ratio:	14%
Credit score:	780-799 (Apr-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	20 / 19	Length of status:	13y 10m
Amount delinquent:	$0	Total credit lines:	48	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$76,104	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	68%
		Homeownership:	Yes
Screen name:	top-community-friend	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Good Credit History
Purpose of loan:
This loan will be used to...pay taxes to IRS

My financial situation:
I am a good candidate for this loan because...I always pay my bills on time. The need for this cash is only because of a cash flow problem that my business experienced in 2008. Before 2008 there was always over $200,000 in savings in my business. In 2008 and 2009 we experienced a downturn and I had to use the savings to keep the business going. The business is now returning to normal, however it will take another year or two before there is a sufficient amount of savings again.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 501398
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	18.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	10.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jul-2003	Debt/Income ratio:	20%
Credit score:	640-659 (Apr-2011)	Inquiries last 6m:	5	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	0y 3m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$11,686	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	90%
		Homeownership:	No
Screen name:	stylethegrind	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Start Up Promises - Style the Grind
I am a good candidate for this loan because I've been in eCommerce for years. I understand the medium and I'm an expert online marketer. There is relatively low competition in my niche, but a lot of interest. Decorative office accessories are the next big thing and I aim to position Decorate Your Desk as the premier site for shopping for items for work. That includes clothing, office accessories and lunch time. We spend a lot of time at work. Plus, the work environment is evolving from mega-corporate to more laid back and jeans. I will use this loan to purchase inventory and for marketing of DYD. As for my financial situation, I spent several years learning the ins and outs of web development and marketing at the cost of making a decent income. Therefore, I have debt and less capital than I?d like to start my business.

Monthly net: $5000
Monthly expenses: $2385
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 501404
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	10.80%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$161.14

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.57%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jul-1996	Debt/Income ratio:	14%
Credit score:	660-679 (Apr-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	6 / 5	Length of status:	6y 8m
Amount delinquent:	$694	Total credit lines:	30	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$160	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	14	Bankcard utilization:	6%
		Homeownership:	Yes
Screen name:	charlie76	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan: Debt Consolidation and to pay off pay day loans
This loan will be used to...to pay off medical bills and payday loans

My financial situation:Income is sufficent and not a whole lot of debt
I am a good candidate for this loan because...I am trying to repair my credit with Lexington Law and trying to reatablish a good credit rating so I eventually can possibly refinance my house.

Monthly net income: $2200.00
Monthly expenses: $1600.00
Housing: $1584.00 but wife pays
Insurance: $201.00
Car expenses: $150.00
Utilities: $120.00
Phone, cable, internet: $120.00
Food, entertainment: $200.00
Clothing, household expenses: $300
Credit cards and other loans: $600.00 minimum on payday loans
Other expenses: $
about 1000.00 on medical bills but am paying minimum amounts and nothing in collections
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 501406
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	10.80%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$402.85

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.57%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Nov-1993	Debt/Income ratio:	21%
Credit score:	680-699 (Apr-2011)	Inquiries last 6m:	5	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	17 / 17	Length of status:	0y 6m
Amount delinquent:	$7,571	Total credit lines:	50	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,959	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	58	Bankcard utilization:	21%
		Homeownership:	No
Screen name:	green-consummate-basis	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Dept Cosolidation
Purpose of loan:
This loan will be used pay off some credit card bill.

My financial situation:
I am a good candidate for this loan because I am fix my credit rating.

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $8000
Other expenses: $2000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 501414
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$87.10

Lender servicing fee:	1.00%	Effective Yield*:	29.57%
		Estimated return*:	14.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jan-1991	Debt/Income ratio:	47%
Credit score:	660-679 (Apr-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	6y 10m
Amount delinquent:	$0	Total credit lines:	34	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$52	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	6%
		Homeownership:	No
Screen name:	cangel777	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Startup for Business
Purpose of loan: Business
This loan will be used to...help with startup costs for my new business.

My financial situation: stable
I am a good candidate for this loan because...I am reliable and passionate about my business.

Monthly net income: $ 3900
Monthly expenses: $3000
Housing: $550
Insurance: $200
Car expenses: $600
Utilities: $200
Phone, cable, internet: $250
Food, entertainment: $200
Clothing, household expenses: $300
Credit cards and other loans: $300
Other expenses: $
500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 501416
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$14,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$9,800	Estimated loss*:	10.80%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$563.99

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.57%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Mar-2001	Debt/Income ratio:	41%
Credit score:	760-779 (Apr-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	15 / 11	Length of status:	4y 8m
Amount delinquent:	$0	Total credit lines:	47	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$16,585	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	53%
		Homeownership:	Yes
Screen name:	Priceless1	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Become Debt Free
Purpose of loan: I need a load to payoff some credit card debt and just have one payment and get out of debt in three years or less.

My financial situation:
I am a good candidate for this loan because I have a good credit history and I like to pay my bills on time. When I bought my house last year I used my credit cards to pay to do some remodeling and new furniture for the house. Well, that was a big mistake that now I am trying to fix with your help.

Monthly net income: $ 4,100
Housing: $1,200
Insurance: $98 for car insurance
Car expenses: $ 500
Utilities: $150
Phone, cable, internet: $100
Food, entertainment: $200
Clothing, household expenses: $200
Credit cards and other loans: $450
Other expenses: 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 501422
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	10.80%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$161.14

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.57%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Oct-1998	Debt/Income ratio:	8%
Credit score:	700-719 (Apr-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	5 / 3	Length of status:	0y 3m
Amount delinquent:	$342	Total credit lines:	32	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 2	Revolving credit balance:	$145	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	50	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	JJD2TheMax	Borrower's state:	Michigan	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Purchase a Used Small Loan Vehicle
This loan will be used to purchase a second vehicle for my wife. I am a good candidate for this loan because I have a new (have just hit the 3 month mark) very stable job that I am also working overtime. I would like to provide my wife with a vehicle right now to take our son to appointments, grocery shop, etc. She works night part time as well. Because we both lost our jobs when our son was born a couple years ago due to mass layoffs and were out of work for a min of 1 year and we burned through our savings. Our second car has bit the bullet and we have located another used vehicle owned by a mechanic friend of ours. It is a well kept up 2000 Ford Explorer and while the odometer says 120,000 miles it has a rebuilt engine. This would be a great car for my wife's small driving needs and we would pay off the loan as soon as possible.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 501424
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$9,500.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$6,650	Estimated loss*:	10.80%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$382.71

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.57%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Nov-1993	Debt/Income ratio:	18%
Credit score:	680-699 (Apr-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	5	Current / open credit lines:	16 / 7	Length of status:	1y 8m
Amount delinquent:	$188,818	Total credit lines:	41	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$11,722	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	21	Bankcard utilization:	52%
		Homeownership:	Yes
Screen name:	kind-open-yield	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Looking to consolidate debt
Purpose of loan:
This loan will be used to payoff some outstanding credit cards as well as a school loan totalling abround $550/mth

My financial situation is steady. I am in the positive and am looking for just a extra boost to get rid of some debt. I have been employed for 10 years, 2 years with my latest company. I am hoping to payoff some credit cards that have been lingering around with high APRs and the balance of a school loan. I have had to let go of some home investments in the last few years as the economy crippled me which will explain my poor credit grade. Other than those, I have paid off credit cards, lot loans, and am current on my car loan and the remaining debt I currently hold.

Monthly net income: $4750
Monthly expenses: $3,500
Housing: $1300
Insurance: $
Car expenses: $500
Utilities: $500
Phone, cable, internet: $300
Food, entertainment: $200
Clothing, household expenses: $0
Credit cards and other loans: $500
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 501434
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,800.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$2,660	Estimated loss*:	3.50%
Term:	36 months

Lender yield:	7.90%	Borrower rate/APR:	8.90% / 10.99%	Monthly payment:	$120.66

Lender servicing fee:	1.00%	Effective Yield*:	7.88%
		Estimated return*:	4.38%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Dec-1992	Debt/Income ratio:	14%
Credit score:	740-759 (Apr-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 10	Length of status:	3y 7m
Amount delinquent:	$0	Total credit lines:	29	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,679	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	48%
		Homeownership:	Yes
Screen name:	ALBERTOA	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off existing Auto Loan
The purpose of this loan is to pay off an existing Auto Loan that I have with PenFed Credit Union. The original loan amount was $18,000 at 5.29%.

The current balance is $3,770.60 and the monthly payment is $249.42. I will use the extra income to pay off a small balance with some high interest credit cards.

This is a WIN-WIN situation for both parties. I just need a little help to knock down those credit cards that are killing me. Later on I will invest to help other the same way.

I have a Good Credit and good job with an IT firm.

Your Credit Score 743

Source: Experian Date: 12/22/2010

Here are the details of the loan:

Used Auto Loan ***1816 Display $--.-- on
10/08/2011
Make Payment N/A $3,770.60

Status: ACTIVE View Transactions
Ownership Type: Primary Borrower Payoff Quote
Interest Rate: 5.29% Update Account Nickname
Collateral: 03 TOYOTA 4RUNNE

1 04/08/2011 ACH PYMT -249.42 3,770.60
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 501436
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$5,250	Estimated loss*:	8.70%
Term:	36 months

Lender yield:	18.49%	Borrower rate/APR:	19.49% / 22.87%	Monthly payment:	$276.78

Lender servicing fee:	1.00%	Effective Yield*:	18.06%
		Estimated return*:	9.36%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Nov-2001	Debt/Income ratio:	15%
Credit score:	680-699 (Apr-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 8	Length of status:	1y 11m
Amount delinquent:	$0	Total credit lines:	18	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,876	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	92%
		Homeownership:	No
Screen name:	investment-songbird	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate 2011
Purpose of loan: Pay of high interest CC's.
This loan will be used to...pay off my high interest CC's which are currently at 29.99%!!

I think I am a good candidate for this loan because...I have a steady job at New York Life Insurance Company, where I am a Executive Council Agent. My average monthly net is between $2500-$3500 per month. This can vary due to some months being slower then others. My 2010 W2 was 70,000.

I do not have very many monthly expense besides, my CC payments, gas and food. I have never missed a payment on any of my open accounts since 2001. Unfortunately since the rate on my cards are so high, the balance never goes down.

Thanks in advance to all who fund.
Information in the Description is not verified.